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EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Shopsmith, Inc. ("the Company") on Form 10-K for the period ended April 5, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark A. May, Vice President of Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 10, 2004                           By: /s/ Mark May
                                               Vice President of Finance
                                               And Treasurer

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